SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2008

FERIS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-24477	86-0776876
(Commission File Number)	(I.R.S. Employer Identification No.)

8439 Sunset Boulevard, 2nd Floor, West Hollywood, CA	90069
(Address of Principal Executive Offices)	(Zip Code)

800 504 8834

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Certain Officers Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 29, 2008, Bradley Birkenfeld resigned as a member of the Company’s board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERIS INTERNATIONAL, INC.
Date: June 2, 2008	By: /s/ Paul Feller Paul Feller, Chairman of the Board and Chief Executive Officer (principal executive officer)